MFS® VARIABLE INSURANCE TRUST II:

MFS Blended Research Core Equity Portfolio	MFS International Growth Portfolio
MFS Blended Research Growth Portfolio	MFS International Value Portfolio
MFS Blended Research Value Portfolio	MFS Massachusetts Investors Growth Stock Portfolio
MFS Bond Portfolio	MFS Mid Cap Growth Portfolio
MFS Core Equity Portfolio	MFS Money Market Portfolio
MFS Emerging Markets Equity Portfolio	MFS New Discovery Portfolio
MFS Global Governments Portfolio	MFS Research International Portfolio
MFS Global Growth Portfolio	MFS Strategic Income Portfolio
MFS Global Research Portfolio	MFS Technology Portfolio
MFS Global Tactical Allocation Portfolio	MFS Total Return Portfolio
MFS Government Securities Portfolio	MFS Utilities Portfolio
MFS Growth Portfolio	MFS Value Portfolio
MFS High Yield Portfolio

Supplement to Current Prospectus – Initial Class & Service Class:

Effective immediately, under the main heading “How to Purchase, Redeem, and Exchange Shares,” the bulleted sub-items under the sub-heading entitled “Other Considerations – Frequent Trading” up to, but not including “Frequent Trading Risks,” are replaced in their entirety by the following:

Other Considerations

Frequent Trading

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Right to Reject or Restrict Purchase and Exchange Orders. The fund is not intended to serve as a vehicle for frequent trading. The Board of Trustees of the fund has adopted the purchase and exchange limitation policies described below, which it believes are reasonably designed to discourage frequent fund share transactions. MFSC seeks to monitor and enforce these policies, subject to oversight by the Board of Trustees. The fund may alter its policies at any time without notice to shareholders.

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Purchase and Exchange Limitation Policies.  The MFS funds reserve the right to restrict or reject, without any prior notice, any purchase or exchange order, including transactions believed to represent frequent trading activity. For example, MFSC may in its discretion restrict or reject a purchase or exchange order even if the transaction is not subject to specific exchange or other limitations described in this prospectus if MFSC determines that accepting the order could interfere with the efficient management of a fund's portfolio, increase costs to the fund, dilute the value of an investment in the fund to long-term shareholders, or otherwise not be in the fund's best interests. In the event that MFSC rejects an exchange request, neither the redemption nor the purchase side of the exchange will be processed. Each MFS fund reserves the right to delay for one business day the processing of exchange requests in the event that, in MFSC's judgment, such delay would be in the fund’s best interest, in which case both the redemption and purchase side of the exchange will receive the funds’ net asset values at the conclusion of the delay period.

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Financial Intermediary Purchase and Exchange Limitations. Financial intermediaries are required to reject any purchase or exchange orders in the fund if they believe the orders represent frequent trading activity unless they notify MFSC or an affiliate in writing that they do not monitor for frequent trading (“Waived Financial Intermediary”). With respect to Waived Financial Intermediaries, MFSC will take action reasonably designed to discourage frequent trading that is not in the best interests of the fund by the customers of such financial intermediary, including requesting underlying shareholder account data more frequently than from other financial intermediaries.

Certain financial intermediaries may use procedures to restrict frequent trading by their customers who invest in the fund while others may not employ any procedures to restrict frequent trading.  Such procedures, if any, may be less restrictive than the fund’s purchase and exchange limitation policies, may permit transactions not permitted by the fund’s purchase and exchange limitation policies, and/or may prohibit transactions not subject to the fund’s purchase and exchange limitation policies.

In addition, the terms of a particular insurance contract, plan or other eligible investment vehicle may also limit the ability of the insurance company, plan or other investor to prohibit transactions that MFSC might consider to be frequent trading. Please refer to your insurance company contract, plan or other material for the investment vehicle through which your investment in the fund is made regarding any restrictions on frequent trading.

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Limitations on the Ability to Detect and Curtail Frequent Trading Practices.  There is no assurance that MFSC will be able to detect or prevent frequent trading.  Shareholders seeking to engage in frequent trading practices may deploy a variety of strategies to avoid detection, and MFSC is generally not able to identify trading by a particular underlying shareholder within an omnibus account, which makes it difficult or impossible to determine if a particular underlying shareholder is engaged in frequent trading. Omnibus accounts, in which shares are held in the name of a financial intermediary on behalf of multiple underlying shareholders, are a common form of holding shares among insurance companies offering insurance products and retirement plans.

MFSC reviews trading activity to detect trading activity that may be indicative of frequent trading based on its internal parameters for detecting frequent trading, including reviewing transactions that exceed a certain dollar amount, transactions involving similar dollar amounts, or transactions that occur close in time to other transactions in the same account or in multiple accounts that are under common ownership or influence.  Any or all of these parameters (including those not listed) may change at any time.  If MFSC detects suspicious trading activity at the omnibus account level, it will contact the financial intermediary to request underlying shareholder level activity to determine whether there is underlying shareholder level frequent trading.  However, the underlying shareholder data received may not reflect information about the ultimate underlying shareholders because there may be multiple layers of omnibus accounts. If frequent trading is identified, MFSC will take appropriate action, such as requesting the financial intermediary to prohibit purchases into the account by the underlying shareholder, requiring purchases by the underlying shareholder to be submitted only by mail, or prohibiting purchases from the financial intermediary.

MFSC’s ability to monitor and deter frequent trading in omnibus accounts depends on, among other factors, the frequency with which MFSC requests underlying shareholder account data from omnibus accounts.  MFSC expects to request underlying shareholder data based on its assessment of the likelihood of frequent trading by underlying shareholders, among other factors.  MFSC expects to request underlying shareholder data from Waived Financial Intermediaries more frequently than from other financial intermediaries.  There is no assurance that MFSC will request data with sufficient frequency to detect or prevent frequent trading in omnibus accounts effectively.

The date of this supplement is March 10, 2010.